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                             STOCK OPTION AGREEMENT
                             BETWEEN VALESC INC. AND
                                 GARRETT MILLER

         Garrett Miller, an individual currently residing at 130 Jefferson Street, Apt. 1, Hoboken, NJ 07030, hereby grants a stock option to Valesc Inc. ("Valesc"), or its designee(s), to purchase up to 2,110,639 shares of common stock, $.0001 par value per share, of Valesc Inc. owned by Mr. Miller. This Option is granted as of March 24, 2003 and may be exercised only upon the terms and conditions set forth below.

1.       Purpose of the Option

         This Option has been granted for good and valuable consideration in connection with the Separation Agreement entered into by Mr. Miller and Valesc dated the date hereof.

2.       Option Exercise Price

         Subject to any adjustment required as set forth in Section 7 below, the exercise price of shares covered by this Option shall be as follows:

         During the One-Year Period         Exercise Price
         Ended March 31:                    Per Share:

         2004                               $.10
         2005                               $.10
         2006                               $.10
         2007                               $.15
         2008                               $.20

         3.       Acceptance of Option

         Valesc's acceptance of this Option indicates its acceptance of the terms set forth herein. It imposes no obligation upon Valesc or its designee(s) to purchase any or all of the shares subject to the Option, which may arise only upon exercise of the Option in the manner set forth in Section 5 hereof. The purchaser acknowledges that the stock certificates representing any of the shares purchased from Mr. Miller may have a restricted legend and their resale will be subject to the provisions of the federal securities laws and rules and regulations published by the SEC.

         4.       When Option May Be Exercised

         This Option may be exercised in full or in part at any time and from time to time until March 31, 2008 (the AExpiration Date@) and may not be exercised for less than 10,000 shares at any one time.


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         5.       How Option May Be Exercised

         This Option or any portion thereof is exercisable by a written notice signed by Valesc or its designee(s) and delivered to Mr. Miller at the address set forth above, signifying Valesc=s or its designee=s election to exercise the Option. The notice must state the number of shares of common stock as to which the Option is being exercised and must be accompanied by payment for the full purchase price of the shares being purchased. Payment shall be in cash or check payable to the order of Garrett Miller.

         6.       Non-Transferability of Option

         This Option shall not be transferrable, except that it may be exercised by specified designees of Valesc.

         7.       Adjustments to Option Price and Shares

         If at any time after the date of grant of this Option, Valesc shall, by stock dividend, split-up, combination, reclassification, exchange, merger, consolidation or otherwise, change its shares of common stock into a different number or kind or class of shares or other securities or property, then the number of shares covered by this Option, and the price of each such share shall be proportionately adjusted for any such change. If there is any dispute as to the proper adjustment, so long as the Board of Directors' determination is not unreasonable, such determination shall be conclusive. Any fraction of a share resulting from any adjustment shall be eliminated.

         8.       Reservation of Shares

         During the period from the date hereof until March 31, 2006, Mr. Miller shall reserve and keep available such number of shares of common stock as will be sufficient to satisfy the requirements of this Option.



_____________________________
Garrett Miller


VALESC INC.


By:___________________________
Samuel Cohen
President


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                              OPTION EXERCISE FORM

To:      Garrett Miller


         The undersigned holder hereby irrevocably elects to exercise the right to purchase ______________ shares of common stock covered by this Option Agreement according to the conditions hereof and herewith makes full payment of the Exercise Price of such shares.

         Kindly deliver to the undersigned a certificate representing the shares.

INSTRUCTIONS FOR DELIVERY

Name:  _______________________________________________________
                  (please typewrite or print in block letters)

Address:  ____________________________________________________

Dated:  ____________________________



                                    Signature___________________________________




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